                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                        P&F INDUSTRIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             P & F INDUSTRIES, INC.
                                300 SMITH STREET
                          FARMINGDALE, NEW YORK 11735

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 2002

                            ------------------------

To the Stockholders of
P & F Industries, Inc.:

    The Annual Meeting of Stockholders of P & F Industries, Inc. will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York on Wednesday, May 29, 2002 at 10:00 A.M., for the following purposes:

    (1) To elect three directors to hold office for three years;

    (2) To approve the P&F Industries, Inc. 2002 Stock Incentive Plan;

    (3) To ratify the selection of BDO Seidman, LLP, independent certified public accountants, as auditors for the fiscal year ending December 31, 2002; and

    (4) To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on April 19, 2002 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

    Your attention is directed to the accompanying Proxy Statement.

    You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

                                          By order of the Board of Directors,
                                          JOSEPH A. MOLINO, JR.
                                          SECRETARY

Dated: April 26, 2002
     Farmingdale, New York

                             P & F INDUSTRIES, INC.
                                300 SMITH STREET
                          FARMINGDALE, NEW YORK 11735

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of P & F Industries, Inc. (the "Company") to be used at the meeting of stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 29, 2002 at 10:00 A.M., at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting of Stockholders. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it is exercised, either in person at the Annual Meeting or by written notice or by a duly executed proxy, bearing a later date, sent to the Secretary of the Company. The Company anticipates mailing this proxy statement and the accompanying proxy to stockholders on or about April 26, 2002.

    As of April 19, 2002, there were 3,504,148 shares of the Company's Class A Common Stock, $1.00 par value (the "Class A Common Stock"), outstanding. Each share of Class A Common Stock is entitled to one vote. Only holders of record of Class A Common Stock at the close of business on April 19, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such service) may solicit proxies by telephone or otherwise.

    All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, such proxies will be voted in accordance with such specification. If no instructions are given, the persons named in the proxies solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company set forth herein, for the adoption of the P&F Industries, Inc. 2002 Stock Incentive Plan and for the confirmation of the appointment of BDO Seidman, LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 2002. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in the discretion of the person or persons holding such proxy.

    For purposes of determining whether a proposal has received the required number of votes for approval, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where nominee recordholders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of Class A Common Stock who have not returned a proxy ("broker non-votes"), those shares of Class A Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

                             ELECTION OF DIRECTORS

    As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board of Directors, serves for the remaining term of the class in which the vacancy exists. The Board of Directors presently consists of nine members, with three classes each consisting of three directors.

    During 2002, the term of a class consisting of three directors expires. Management proposes that Messrs. Robert L. Dubofsky, Neil Novikoff and Marc A. Utay, whose terms of office expire in 2002, be re-elected as directors to serve for terms to expire at the 2005 Annual Meeting of Stockholders. Unless otherwise indicated, the enclosed proxy will be voted for the election of such nominees. Should any one or more of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

    Directors will be elected by the plurality vote of the holders of the Class A Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                            THE FOREGOING NOMINEES.

INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTORS

    Set forth below are the name and age of each nominee for director and each director currently in office and whose term continues, his principal occupation, the year each became a director of the Company and a description of his principal occupation for the past five years. The information set forth below is as of April 19, 2002.

                                                                          SERVED AS
                                                                           DIRECTOR
                                                                         CONTINUOUSLY
NAME                                                            AGE         SINCE
----                                                          --------   ------------
NOMINEES TO CONTINUE IN OFFICE UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS:
Robert L. Dubofsky..........................................     62          1990
Neil Novikoff...............................................     48          1998
Marc A. Utay................................................     42          1992

DIRECTORS TO CONTINUE IN OFFICE UNTIL 2004 ANNUAL MEETING OF STOCKHOLDERS:
Richard A. Horowitz.........................................     52          1975
Alan I. Goldberg............................................     52          1998
Robert M. Steinberg.........................................     59          2000

DIRECTORS TO SERVE IN OFFICE UNTIL 2003 ANNUAL MEETING OF STOCKHOLDERS:
Sidney Horowitz.............................................     82          1962
Arthur Hug, Jr..............................................     79          1987
Dennis Kalick...............................................     49          1997

    Robert L. Dubofsky has been Managing Director of BWD Group LLC (formerly Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.), an insurance brokerage group, since April 1992.

    Neil Novikoff has been a partner in the law firm of Willkie Farr & Gallagher for more than the last five years.

    Marc A. Utay has been a Managing Partner of Clarion Capital Partners, LLC, an investment banking firm, since October 1999. From May 1993 to October 1999, Mr. Utay was a Managing Director of Wasserstein Perella Co., Inc., an investment banking firm.

    Richard A. Horowitz has been Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1995 and has been President of the Company since 1986.

    Alan I. Goldberg has been President of Larkspur America, Inc., an apparel manufacturing corporation, since 1977.

    Robert M. Steinberg has been Chief Executive Officer of 1st in
Health, Inc., a healthcare services company, since June 2000. Mr. Steinberg served as Chairman of the Board and Chief Executive Officer of Reliance Insurance Company from 1984 to November 1999 and served as Vice Chairman of Reliance Insurance Company from November 1999 to July 2000. On January 25, 2001, Reliance Insurance Company consented to the entry of an Order of Supervision pursuant to which it was placed under supervision of the Insurance Commissioner of the Commonwealth of Pennsylvania.

    Sidney Horowitz has been Chairman Emeritus of the Board of Directors since November 1995 and was Chairman of the Board of Directors and Chief Executive Officer of the Company from 1968 to November 1995. Sidney Horowitz is the father of Richard A. Horowitz.

    Arthur Hug, Jr., who is retired, was the President of Vanguard
Ventures, Inc. from 1987 to 1989 and was Chairman of North American Bancorp from 1974 to 1987.

    Dennis Kalick has been engaged in the private practice of providing accounting services with Gilman & Ciocia, Inc. (or a predecessor firm) since 1993.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During 2001, the Board of Directors held four meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees on which he served. The Board of Directors has an Audit Committee and a Stock Option Committee. The current members of the Audit Committee are Messrs. Hug, Dubofsky and Kalick and the current members of the Stock Option Committee are Messrs. Hug and Kalick. The Audit Committee recommends the selection of independent auditors to the Board of Directors, reviews the overall scope and the results of the Company's annual audit and reviews the Company's overall internal controls. During 2001, the Audit Committee met once. The Stock Option Committee administers the Company's Stock Option Plan. The Stock Option Committee did not meet during 2001. The Board of Directors does not have a nominating or a compensation committee or a committee performing similar functions.

DIRECTOR COMPENSATION

    During 2001, each director who was not an employee of the Company or any of its subsidiaries received an annual retainer fee of $3,500 plus $1,250 for each meeting of the Board of Directors or Audit Committee attended. Upon election to the Board of Directors, each director who is not an employee of the Company receives an option to purchase 2,000 shares of Class A Common Stock. Directors who are also officers of the Company are not compensated for their duties as directors.

                         OWNERSHIP OF EQUITY SECURITIES

    The following table sets forth the beneficial ownership of Class A Common Stock as of April 19, 2002, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by (i) each director and nominee for director, (ii) the executive officers listed in the Summary Compensation Table (Richard A. Horowitz and Joseph A. Molino, Jr. are the only executive officers of the Company), (iii) each person known by the Company to be the beneficial owner of more than 5% of the Class A Common Stock and (iv) all directors and executive officers as a group. Except as indicated in the applicable footnotes, each beneficial owner listed has sole voting power and sole investment power over the shares of Class A Common Stock indicated. Except as indicated in the applicable footnotes, the address of each beneficial owner is in the care of the Company, 300 Smith Street, Farmingdale, New York 11735.

                                                               AMOUNT
                                                             AND NATURE          PERCENT
                                                             BENEFICIAL             OF
NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNERSHIP            CLASS
------------------------------------                        ------------         --------
Robert L. Dubofsky........................................      22,000(1)(2)          *
Alan I. Goldberg..........................................       2,000(2)             *
Sidney Horowitz...........................................     264,731(3)(4)        7.6
Richard A. Horowitz.......................................   1,257,065(5)          33.6
Arthur Hug, Jr............................................       3,000(2)             *
Dennis Kalick.............................................       2,000(2)             *
Joseph A. Molino, Jr......................................      20,500(6)             *
Neil Novikoff.............................................       2,000(2)             *
Marc A. Utay..............................................      72,000(2)           2.1
Robert M. Steinberg.......................................       2,000(2)             *
FMR Corp..................................................     359,300(7)          10.3
Steel Partners II L.P.....................................     371,785(8)          10.6
Lawndale Capital Management, LLC..........................     344,350(9)           9.8
All directors and executive officers as a group (10
  persons)................................................  1,647,296(10)          43.6

------------------------

*   Less than 1%.

(1) Includes 5,000 shares owned by his child.

(2) Includes 2,000 shares issuable upon the exercise of stock options.

(3) The address of Sidney Horowitz is 20596 Links Circle, Boca Raton, Florida 33434.

(4) Includes 99,988 shares owned by Grace Horowitz, wife of Sidney Horowitz, individually and as trustee for their daughter, and 400 shares owned by The Sidney and Grace Horowitz Foundation. Sidney Horowitz disclaims beneficial ownership of the 99,988 shares owned by Grace Horowitz individually and as Trustee for the daughter of Grace Horowitz and Sidney Horowitz. Also includes 2,000 shares issuable upon the exercise of stock options.

(5) Includes (i) 660,200 shares owned by Linda Horowitz, wife of Richard A. Horowitz, individually, (ii) 22,200 shares owned jointly by Richard A. Horowitz and his daughter, and (iii) 10,000 shares owned by The Linda and Richard Horowitz Foundation. Linda Horowitz has granted Richard A. Horowitz an irrevocable proxy to vote the 660,000 shares owned by her. Also includes 238,500 shares issuable upon the exercise of stock options.

(6) Includes 20,000 shares issuable upon the exercise of stock options. Joseph
    A. Molino, Jr. has been Vice President and Chief Financial Officer of the Company since December 1997. From July 1990 to November 1997, Mr. Molino was chief financial officer of several small private manufacturing and service companies.

(7) Information obtained from a Schedule 13G, dated June 11, 2001, filed with the Securities and Exchange Commission by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. FMR Corp., Edward C. Johnson 3rd and Abigail P. Johnson each have sole power to dispose or to direct the disposition of all shares held. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(8) Information obtained from a Schedule 13D, dated January 8, 2002, filed with the Securities and Exchange Commission by Steel Partners II, L.P. and Warren Lichtenstein. Steel Partners II, L.P. and Warren Lichtenstein have sole voting and sole dispositive power over all shares held. The address of Steel Partners II, L.P. is 750 Lexington Avenue, 27th Floor, New York, New York 10022.

(9) Information obtained from a Schedule 13G, dated February 6, 2002, filed with the Securities and Exchange Commission by Lawndale Capital Management, LLC, Andrew E. Shapiro, Diamond A Partners, L.P. and Diamond A Investors, L.P. Lawndale Capital Management, LLC shares voting and dispositive power with Andrew E. Shapiro with respect to 344,350 shares, Diamond A Partners, L.P. with respect to 300,050 shares and Diamond A Investors, L.P. with respect to 44,300 shares. The address of each of the foregoing entities is One Sansome Street, Suite 3900, San Francisco California 94104.

(10) Includes 274,500 shares issuable upon the exercise of stock options and warrants.

                             EXECUTIVE COMPENSATION

    The following table sets forth all cash and non-cash compensation for each of the past three fiscal years awarded to or earned by the Chairman of the Board and Chief Executive Officer and the other executive officer whose aggregate compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                                                COMPENSATION
                                   ANNUAL COMPENSATION             AWARDS
                                          SALARY               ---------------
                              ------------------------------     SECURITIES
     NAME AND PRINCIPAL                   SALARY     BONUS       UNDERLYING          ALL OTHER
          POSITION              YEAR       ($)       ($)(1)    OPTIONS/SARS(#)   COMPENSATION($)(2)
----------------------------  --------   --------   --------   ---------------   ------------------
Richard A. Horowitz.........    2001     675,000    298,977           --               28,781
Chairman of the Board and       2000     610,000    640,000           --               27,637
Chief Executive Officer         1999     550,000    740,000           --               26,072

Joseph A. Molino, Jr........    2001     220,000     64,995           --               12,400
Vice-President and Chief        2000     201,000    150,000           --               12,400
Financial Officer               1999     188,000    150,000       10,000               11,600

------------------------

(1) In 2001, the Company established the P&F Industries, Inc. Executive Incentive Bonus Plan (the "Incentive Bonus Plan"). Pursuant to the Incentive Bonus Plan, each participant is entitled to payment from the Company of a bonus based upon a percentage of the pre-tax profits of the Company for an award period as set forth in the Incentive Bonus Plan. Prior to 2001, the Company maintained a bonus plan (the "Prior Bonus Plan") pursuant to which total bonuses paid to executive officers could not exceed 15% of the Company's pre-tax, pre-bonus income prior to the payment under the Prior Bonus Plan. Amounts are accrued in the year shown above and paid in the following year.

(2) The Company maintains a split-dollar life insurance policy on the life of Mr. Richard Horowitz and paid $864, $821 and $1,081 allocated to the term portion of the split-dollar coverage for 2001, 2000, and 1999, respectively. The actuarial equivalent of the value of the premium paid by the Company for 2001, 2000 and 1999, based on certain assumptions regarding interest rates and periods of coverage, was $15,517, $14,416 and $13,391, respectively. It is anticipated that the Company will recover the premiums on this policy or the cash surrender value thereof.

    Mr. Horowitz and Mr. Molino are covered by a Company-sponsored retirement plan (the "Plan"). The Plan covers all eligible employees of the Company who do not receive retirement benefits under a collective bargaining agreement. Contributions made on behalf of Mr. Horowitz were $12,400, $12,400 and $11,600 for 2001, 2000 and 1999, respectively. Contributions made on behalf of Mr. Molino were $12,400, $12,400 and $11,600 for 2001, 2000 and 1999, respectively.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    For the fiscal year ended December 31, 2001, no stock options were granted to the executive officers named in the Summary Compensation Table.

    The following table shows for the fiscal year ended December 31, 2001 the number and value of unexercised options for the executive officers named in the Summary Compensation Table. None of the executive officers named in the Summary Compensation Table exercised any options during the last fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING
                                                          UNEXERCISED           VALUE OF UNEXERCISED
                                                        OPTIONS/SAR'S AT     IN-THE-MONEY OPTIONS/SAR'S
                                                      FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)
                                                      --------------------   --------------------------
                                                          EXERCISABLE/              EXERCISABLE/
NAME                                                     UNEXERCISABLE             UNEXERCISABLE
----                                                  --------------------   --------------------------
Richard A. Horowitz.................................     221,000/29,000         135,496.89/25,440.63
Joseph A. Molino, Jr................................           20,000/0                          0/0

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    Effective as of May 30, 2001, the Company entered into an employment agreement (the "Horowitz Employment Agreement") with Richard A. Horowitz. The Horowitz Employment Agreement provides for Richard Horowitz to serve as President of the Company for a term expiring on May 30, 2008, unless sooner terminated pursuant to the provisions of the Horowitz Employment Agreement. Pursuant to the Horowitz Employment Agreement, Richard Horowitz will receive an annual salary of $710,000. Mr. Horowitz is also eligible to receive such increases in base compensation as the Board of Directors may from time to time grant to him and to receive such bonuses as the Board of Directors, in its discretion, may allocate to him. In the event of a "discharge" following a "change in control" of the Company (as each term is defined in the Horowitz Employment Agreement) Richard Horowitz will receive his annual salary and all benefits to which he is entitled under the Horowitz Employment Agreement for the remainder of the term thereof or a lump sum severance allowance in an amount equal to 2.99 times his "annualized includable compensation for the base period" (as defined in the Internal Revenue Code of 1986, as amended).

                        REPORT ON EXECUTIVE COMPENSATION

    The Company does not have a compensation committee. The Board of Directors reviews the annual compensation of the Company's executive officers. Each executive officer's compensation includes salary and a performance bonus. In 2001, the Company established the Incentive Bonus Plan. Pursuant to the Incentive Bonus Plan, each participant is entitled to payment from the Company of a bonus based upon a percentage of the pre-tax profits of the Company for an award period as set forth in the Incentive Bonus Plan. In 2001, Messrs. Horowitz and Molino received bonuses of $298,977 and $64,995, respectively, under the Incentive Bonus Plan.

    In determining the executive officers' base compensation for the ensuing fiscal year, the Board of Directors considers the individual officer's job performance and level of responsibility, prior years' compensation, number of years of employment with the Company and the rate of inflation. Mr. Horowitz's and Mr. Molino's base compensation increased by 11% and 9%, respectively, for 2001. These increases were based on a subjective evaluation of the performance of Mr. Horowitz and Mr. Molino during the prior year.

    The Board of Directors believes that in order to compete effectively with other similarly situated companies in the acquisition and retention of top executive talent, the Company must have the flexibility to pay compensation that may not be fully deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In the past, the Company has exercised this flexibility. All compensation paid to the Company's executive officers for 2001 was fully deductible.

    MEMBERS OF THE BOARD OF DIRECTORS

ALAN I. GOLDBERG                           ARTHUR HUG, JR.
ROBERT DUBOFSKY                            DENNIS KALICK
RICHARD A. HOROWITZ (Chairman)             ROBERT M. STEINBERG
SIDNEY HOROWITZ                            NEIL NOVIKOFF
                                           MARC A. UTAY

           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

    The Audit Committee of the Board of Directors of P&F Industries, Inc. is composed of three independent directors appointed by the Board of Directors (each of which is independent under applicable rules of the National Association of Securities Dealers, Inc.) and operates under a written charter adopted by the Board of Directors during fiscal 2000. The members of the Audit Committee are Messrs. Dubofsky, Hug and Kalick.

    Management is responsible for the Company's internal accounting and financial controls, the financial reporting process and the internal audit function. The Company's independent certified public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the full Board of Directors.

    In this context, the Audit Committee has met and held discussions separately, and jointly, with each of management and the Company's independent certified public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent certified public accountants. The Audit Committee discussed with the independent certified public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    In connection with new standards for independence of the Company's external auditors promulgated by the Securities and Exchange Commission, during the Company's 2001 fiscal year the Audit Committee considered in advance of the provision of any non-audit services by the Company's independent certified public accountants whether the provision of such services is compatible with maintaining the independence of the Company's external auditors. The Audit Committee determined that provision of such services is compatible with maintaining independence.

    The Company's independent certified public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent certified public accountants that firm's independence.

    Based on the Audit Committee's discussion with management and the independent certified public accountants and the Audit Committee's review of the representation of management and the report of the independent certified public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

Robert Dubofsky                            Dennis Kalick
Arthur Hug, Jr.

------------------------

(1) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                        COMPANY STOCK PERFORMANCE GRAPH

    The following performance graph compares the five-year cumulative return of the Class A Common Stock to the total returns of the Nasdaq Stock Market (U.S.A.) Index and a composite group comprised of companies with approximately the same market capitalization as the Company at December 31, 1996. Such composite group was used because the Company, through its three subsidiaries, engages in several different lines of businesses and an applicable peer group does not exist. In addition to the Company, the following companies are included in the index: 4 Kids Entertainment, Inc., Driver Harris Co. Inc., Energy
West, Inc., Halsey Drug Corp., Harris & Harris Group, Inc., Presidential Realty Corp., TSR, Inc. and Wendi-Bristol Health Corp. Each case assumes a $100 investment on December 31, 1996 and reinvestment of any dividends. Cumulative returns are at December 31 of each year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CUMULATIVE GROWTH OF $100
                         Peer Group  NASDAQ  P&F Industries
12/31/96                       $100    $100            $100
12/31/97                        $73    $122            $200
12/31/98                        $70    $171            $272
12/31/99                       $160    $317            $178
12/29/00                        $66    $193            $141
12/31/01                       $100    $153            $198

         APPROVAL OF THE P&F INDUSTRIES, INC. 2002 STOCK INCENTIVE PLAN

    On April 18, 2002, the Board of Directors adopted the Company's 2002 Stock Incentive Plan (the "Incentive Plan"), under which 1,100,000 shares of Class A Common Stock were reserved for issuance.

    The Company is seeking stockholder approval of the Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of the NASDAQ Stock Market ("NASDAQ"). The following summary of the Incentive Plan is qualified in its entirety by express reference to the text of the Incentive Plan, a copy of which has been filed with the Securities and Exchange Commission as an Exhibit to this Proxy Statement. Under the Incentive Plan, stock options may be granted which are qualified as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and which are not so qualified ("NQSOs"). (ISOs and NQSOs are collectively and individually referred to herein as "Options"). In addition, restricted shares of Class A Common Stock ("Restricted Stock") and other Class A Common Stock-based awards may be granted (collectively or individually, "Awards").

PURPOSE AND ELIGIBILITY

    The purpose of the Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Incentive Plan. The approximate number of officers, key employees, directors, and consultants eligible to participate in the Amended Incentive Plan is forty persons. No eligible individual may receive options or stock appreciation rights under the Incentive Plan with respect to more than 1,100,000 shares of Class A Common Stock in any one year.

ADMINISTRATION

    The Incentive Plan is administered by the Board of Directors or a Committee (the entity administering the Incentive Plan hereafter called the "Committee") appointed by the Board of Directors from among its members. The Committee, in its sole discretion, determines which individuals may participate in the Incentive Plan and the type, extent and terms of the Awards to be granted. In addition, the Committee interprets the Incentive Plan and makes all other determinations with respect to the administration of the Incentive Plan.

AWARDS

    The Incentive Plan allows for the discretionary grant of Options, Restricted Stock and other stock-based Awards. The terms and conditions of Awards granted under the Incentive Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

    OPTIONS. The Committee may grant Options to any eligible person; PROVIDED, HOWEVER, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; PROVIDED, HOWEVER, that the exercise price of an ISO will not be less than the fair market value of the Class A Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Class A Common Stock. Furthermore, the exercise price of an Option intended to qualify as "performance-based compensation" under Section 162(m) of the Code will have an exercise price no less than the fair market value of the Class A Common Stock on the date of grant. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options expire on the earliest of
(i) ten years after grant, (ii) three months after (A) retirement,
(B) termination of employment or service with the Company or a subsidiary due to complete and permanent disability, (C) any termination of employment or service with the written approval of the Committee, or (D) termination of employment or service by the Company without cause (each a "Normal Termination"),
(iii) immediately upon termination of employment other than by Normal Termination or death, (iv) twelve months after the death of the optionee while still employed or within three months of a Normal Termination, or (v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash, by check and/or by shares of Class A Common Stock valued at the fair market value at the time of exercise, or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option exercise price, or (ii) through a brokered exercise.

    RESTRICTED STOCK. The Committee may grant shares of Restricted Stock to eligible persons and may establish terms, conditions and restrictions applicable thereto.

    Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be canceled, and all rights of the holder to such shares and as a stockholder will terminate.

    The restricted period for Restricted Stock will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock whenever it determines that such action is appropriate.

    The following forfeiture provisions will apply to Awards of Restricted Stock. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or a subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award, the non-vested portion of the Award will be prorated for service during the restricted period and distributed as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and distributed to the recipient's beneficiary as soon as practicable following death.

    Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Class A Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan.

    OTHER STOCK AWARDS. The Committee may grant any other cash, stock or stock-related Awards to any eligible participant under the Incentive Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Class A Common Stock and Class A Common Stock bonuses. Any such Award will have such terms and conditions as the Committee, in its sole discretion, so determines.

ADJUSTMENTS FOR RECAPITALIZATION, MERGER, ETC. OF THE COMPANY

    Awards granted under the Incentive Plan and any agreements evidencing such Awards, the maximum number of shares of Class A Common Stock subject to all such Awards under the Incentive Plan, the number of shares of Class A Common Stock subject to outstanding Awards and the maximum number of shares of Class A Common Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Class A Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Class A Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Incentive Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Incentive Plan. The Company shall give each participant notice of an adjustment under the Incentive Plan and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in certain merger situations or upon the sale of all or substantially all of the assets of the Company or the liquidation of the Company, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders the value of the Awards in cash.

EFFECT OF CHANGE IN CONTROL

    In the event of a Change in Control (as defined below), notwithstanding any vesting schedule provided for in the Incentive Plan or by the Committee with respect to an Award of Options, such Options shall become immediately exercisable with respect to 100 percent of the shares subject to such Option, and the restricted period for Restricted Stock shall expire immediately with respect to 100 percent of the shares of Restricted Stock subject to restrictions.

    In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire. The Committee has full authority and discretion to interpret and implement such accelerated vesting.

    "Change in Control" will, unless the Board of Directors otherwise directs by resolution adopted prior thereto or, in the case of a particular Award, the applicable Award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Class A Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities will, by itself, be considered a Change in Control. As used herein, "Founder" means Richard A. Horowitz and any of his affiliates.

MARKET VALUE

    The closing price of the Class A Common Stock on NASDAQ on April 19, 2002 was $6.495 per share.

AMENDMENT AND TERMINATION

    The Board of Directors may at any time terminate the Incentive Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Incentive Plan to outstanding Awards without the consent of any participant), the Board of Directors or the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Incentive Plan or potential payouts thereunder would not be in the best interest of the Company. The Board of Directors or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Incentive Plan in whole or in part, subject to any limitations set forth in the Incentive Plan; PROVIDED, HOWEVER, that the Committee may not, without stockholder approval, make any amendment to the Incentive Plan that would increase the number of shares of Class A Common Stock available thereunder, extend the maximum Option period, extend the termination date of the Incentive Plan or change the class of persons eligible to receive Awards.

FEDERAL TAX CONSEQUENCES

    The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

    ISOS. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Class A Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

    If the Class A Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally,
(1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Class A Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

    If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

    For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

    NQSOS. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

    As a result of the rules under Section 16(b) of the Exchange Act
("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option.

NEW PLAN BENEFITS

    Inasmuch as Awards to all participants under the Incentive Plan will be granted at the sole discretion of the Committee, such benefits under the Incentive Plan are not determinable. Compensation paid and other benefits granted in respect of the 2001 fiscal year to the named executive officers are set forth in the Summary Compensation Table.

RECOMMENDATION AND VOTE

    Approval of the Incentive Plan proposal requires the affirmative vote of a majority of the shares of Class A Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE
     INCENTIVE PLAN.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Class A Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2001.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    The Company and Sidney Horowitz are parties to a Consulting Agreement, which will terminate on October 31, 2003, pursuant to which Mr. Horowitz receives $75,000 in annual consulting fees.

                             SELECTION OF AUDITORS

    The Board of Directors, upon the recommendation of its Audit Committee, has selected BDO Seidman, LLP as independent certified public accountants for the Company, to audit and report upon the Company's consolidated financial statements for the 2002 fiscal year, and the Board of Directors is submitting this matter to the stockholders for their ratification. The affirmative vote of a majority of the shares of Class A Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for the ratification of the selection of BDO Seidman, LLP. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

    AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of the Company's annual consolidated financial statements and the review of the Company's quarterly consolidated financial statements for the fiscal year ended December 31, 2001 were $170,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. The Company did not engage BDO Seidman, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

    ALL OTHER FEES. The aggregate fees billed for services rendered by BDO Seidman, LLP for the fiscal year ended December 31, 2001, other than the audit fees disclosed above, were $48,300.

    For the year ended December 31, 2001, the Audit Committee has determined that the provision of services unrelated to the audit of the Company's annual consolidated financial statements and the review of the Company's quarterly consolidated financial statements was compatible with maintaining the independence of the Company's independent certified public accountants.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
              FOR APPROVAL OF THE SELECTION OF BDO SEIDMAN, LLP AS
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

    Stockholder proposals intended for inclusion in the proxy material for the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at 300 Smith Street, Farmingdale, New York 11735 not later than December 27, 2002 in order for such proposals to be included in the proxy materials for the 2003 Annual Meeting of Stockholders. Such proposals must also meet the requirements of Rule 14a-8 of the Exchange Act relating to stockholders' proposals. Any stockholder interested in bringing a proposal before the 2003 Annual Meeting of Stockholders outside of the processes of Rule 14a-8 is referred to the advance notice provisions contained in the Company's By-Laws, which require receipt of such proposals by the Secretary of the Company at the Company's offices not prior to October 29, 2002 and not later than December 27, 2002. Since the Company did not receive timely notice of any stockholder proposal for the 2002 Annual Meeting of Stockholders, it will have discretionary authority to vote on any stockholder proposals presented at such Meeting.

ADDITIONAL INFORMATION AND OTHER MATTERS

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (WITHOUT EXHIBITS) AS FILED WITH THE COMMISSION MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY, 300 SMITH STREET, FARMINGDALE, NEW YORK 11735; ATTENTION: SECRETARY OF THE COMPANY.

    Management of the Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters mentioned above, and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should come before the Annual Meeting, it is intended that the holders of the proxies will vote them in their discretion.

                                          By order of the Board of Directors,
                                          JOSEPH A. MOLINO, JR.
                                          SECRETARY

Date: April 26, 2002

                              P&F INDUSTRIES, INC.

                            2002 STOCK INCENTIVE PLAN

1.       PURPOSE

         The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract able persons to become and remain directors of the Company and enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby employees, directors and consultants of the Company and its Subsidiaries can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these employees, directors and consultants.

         So that the appropriate incentive can be provided, the Plan allows for the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, and other Stock-based Awards, or any combination of the foregoing.

2.       DEFINITIONS

         The following definitions shall be applicable throughout the Plan.

         (a) "Affiliate" of any individual or entity means an individual or entity that is directly or indirectly through one or more intermediaries controlled by or under common control with the individual or entity specified.

         (b) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or other Stock-based Award.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means the Company or a Subsidiary having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary. In the absence of any such employment, consulting or other agreement, a Participant shall be deemed to have been terminated for Cause if the Committee determines that his termination of employment with the Company or a Subsidiary is on account of (A) incompetence, fraud, personal dishonesty, embezzlement, defalcation or acts of gross negligence or gross misconduct on the part of the Participant in the course of his employment or services, (B) a material breach of the Participant's fiduciary duty of loyalty to the Company or a Subsidiary,
(C) the Participant's engagement in conduct that is materially injurious to the Company or a Subsidiary, (D) the Participant's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on Company's or a Subsidiary's reputation and standing in the community; (E) public or consistent drunkenness by the

Participant or his illegal use of drugs which is, or could reasonably be expected to become, materially injurious to the reputation or business of the Company or a Subsidiary or which impairs, or could reasonably be expected to impair, the performance of the Participant's duties to the Company or a Subsidiary; or (F) willful failure by the Participant to follow the lawful directions of a superior officer or the Board, representing disloyalty to the goals of the Company or a Subsidiary.

         (e) "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the applicable Award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, "Founder" means Richard A. Horowitz and any of his Affiliates.

         (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         (g) "Committee" means the Board, the Compensation Committee of the Board or such other committee of at least two people as the Board may appoint to administer the Plan.

         (h) "Common Stock" means the Class A Common Stock, par value $1.00 per share, of the Company.

         (i) "Company" means P&F Industries, Inc.

         (j) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

         (k) "Disability", with respect to any particular Participant, means disability as defined in such Participant's employment, consulting or other relevant agreement with the Company or a Subsidiary or, in the absence of any such agreement, disability as defined in the long-term disability plan of the Company or a Subsidiary, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, in either case as determined by the Committee based upon medical evidence acceptable to it.

         (l) "Disinterested Person" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and (ii) an "outside director" within the meaning of Section 162(m) of the Code; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Awards with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

         (m) "Eligible Person" means any (i) person regularly employed by the Company or a Subsidiary; PROVIDED, HOWEVER, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or a Subsidiary; or (iii) consultant to the Company or a Subsidiary.

         (n) "Exchange Act" means the Securities Exchange Act of 1934.

         (o) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the closing price on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the NASDAQ National Market System on a last sale basis, the closing price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ National Market System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

         (p) "Holder" means a Participant who has been granted an Award.

         (q) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

         (r) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

         (s) "Normal Termination" means termination of employment or service with the Company and all Subsidiaries:

                  (i) Upon retirement pursuant to the retirement plan of the Company or a Subsidiary, as the same may be applicable at the time to the Participant in question;

                  (ii) On account of Disability;

                  (iii) With the written approval of the Committee; or

                  (iv) By the Company or a Subsidiary without Cause.

         (t) "Option" means a stock option to purchase shares of Stock granted under Section 7 of the Plan.

         (u) "Option Period" means the period described in Section 7(c).

         (v) "Option Price" means the exercise price set for an Option described in Section 7(a).

         (w) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award.

         (x) "Plan" means the Company's 2002 Stock Incentive Plan.

         (y) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 8.

         (z) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 8.

         (aa) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 8 of the Plan.

         (bb) "Securities Act" means the Securities Act of 1933, as amended.

         (cc) "Stock" means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

         (dd) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

         (ee) "Subsidiary" means any subsidiary of the Company as defined in
Section 424(f) of the Code.

3.       EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

         The Plan is effective as of April __, 2002, the date on which the Plan was adopted by the Board.

         The expiration date of the Plan, after which no Awards may be granted hereunder, shall be April __, 2012; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.       ADMINISTRATION

         The Committee shall administer the Plan. Unless otherwise determined by the Board, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be a Disinterested Person. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

         Subject to the provisions of the Plan, the Committee shall have exclusive power to:

         (a) Select the Eligible Persons to participate in the Plan;

         (b) Determine the nature and extent of the Awards to be made to each Eligible Person;

         (c) Determine the time or times when Awards will be made to Eligible Persons;

         (d) Determine the duration of each Option Period and Restricted Period;

         (e) Determine the terms and conditions to which Awards may be subject;

         (f) Prescribe the form of Stock Option Agreement or other form or forms evidencing Awards; and

         (g) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, shares of Restricted Stock and other Stock-based Awards granted by the Committee to each Participant, the expiration date, the Option Period and the duration of any applicable Restricted Period.

         The Committee shall have the authority to interpret the Plan and, subject to the provisions of the Plan, to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive on all parties unless otherwise determined by the Board.

5.       GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

         The Committee may, from time to time, grant Awards of Options, Restricted Stock and other Stock-based Awards to one or more Eligible Persons; PROVIDED, HOWEVER, that:

                  (a) Subject to Section 11, the aggregate number of shares of Stock reserved and available for issuance pursuant to Awards under the Plan is 1,100,000;

                  (b) Except as set forth in Section 5(d), such shares shall be deemed to have been used in payment of Awards only to the extent they are actually delivered and not where the Fair Market Value equivalent of such shares for a Stock-based Award is paid in cash. In the event any Award shall be surrendered, terminate, expire or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan;

                  (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

                  (d) No Participant may receive Options or stock appreciation rights under the Plan with respect to more than 1,100,000 shares of Stock in any one year. For this purpose, such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or where the Fair Market Value equivalent of such shares for a stock appreciation right is paid in cash.

6.       ELIGIBILITY

         Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.       STOCK OPTION AWARDS

         The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

         (a) OPTION PRICE. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the par value per share of Stock; PROVIDED, HOWEVER, that all Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an Option Price per share of Stock not less than the Fair Market Value of a share of Stock on the Date of Grant.

         (b) MANNER OF EXERCISE AND FORM OF PAYMENT. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price may be payable in cash, by bank check (acceptable to the Committee) and/or shares of Stock (valued at the Fair Market Value at the time the Option is exercised), having in the aggregate a value equal to the aggregate Option Price or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the aggregate Option Price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate Option Price.

         (c) OPTION PERIOD AND EXPIRATION. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); PROVIDED, HOWEVER, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Subsidiaries and all vesting shall cease upon a Holder's termination of employment or services for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

                  (i) If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, but only to the extent the Option was vested and exercisable at the time of such Normal Termination.

                  (ii) If the Holder dies prior to the end of the Option Period and while still in the employ or service of the Company or a Subsidiary, or within three months of Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of death of the Holder. In such event, the Option shall remain exercisable by the person or persons to whom the Holder's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, but only to the extent the Option was vested and exercisable by the Holder at the time of death.

                  (iii) If the Holder ceases employment or service with the Company and all Subsidiaries for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

         (d) STOCK OPTION AGREEMENT - OTHER TERMS AND CONDITIONS. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

                  (i) Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

                  (ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

                  (iii) Options issued pursuant to this Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him; PROVIDED, HOWEVER, that the Committee may at any time upon the request of a Holder allow for the transfer of any Option, subject to such conditions or limitations as it may establish.

                  (iv) Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

                  (v) Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for shares of Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                  (vi) Each Incentive Stock Option Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option and (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

         (e) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more than 10% of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110% of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

         (f) $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year

(under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

         (g) VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this Section 7 to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.       RESTRICTED STOCK AWARDS

         (a) AWARD OF RESTRICTED STOCK.

                  (i) The Committee shall have the authority to (1) grant Restricted Stock, (2) issue or transfer Restricted Stock to Eligible Persons, and (3) establish terms, conditions and restrictions applicable to such Restricted Stock, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

                  (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 8(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends, if any, with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company for the Holder's account. Unless otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate.

                  (iii) Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

(b)      RESTRICTIONS.

                  (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate;
         (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in Section 8(d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

                  (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

         (c) RESTRICTED PERIOD. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in a written Award agreement.

         (d) FORFEITURE PROVISIONS. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the Company and all Subsidiaries during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows:

                  (i) Upon the voluntary resignation of a Participant or discharge by the Company or a Subsidiary for Cause, the Non-Vested Portion of the Award shall be completely forfeited.

                  (ii) Upon Normal Termination, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be distributed free of all restrictions as soon as practicable following termination.

                  (iii) Upon death, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be distributed free of all restrictions to the Participant's beneficiary as soon as practicable following death.

         (e) DELIVERY OF RESTRICTED STOCK. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 8(b) and the Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

         (f) STOCK RESTRICTIONS. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

                  "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of _________, between P&F Industries, Inc. and _________. A copy of such Agreement is on file at the offices of P&F Industries, Inc."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of any such legended securities.

9.       OTHER STOCK-BASED AWARDS

         The Committee may grant any other cash, stock or stock-related Awards to any eligible individual under this Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Stock and Stock bonuses. Any such benefits and any related agreements shall contain such terms and conditions as the Committee deems appropriate. Such Awards and agreements need not be identical. With respect to any benefit under which shares of Stock are or may in the future be issued for consideration other than prior services, the amount of such consideration shall not be less than the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law.

10.      GENERAL

         (a) ADDITIONAL PROVISIONS OF AN AWARD. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

         (b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

         (c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         (d) TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state and local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes, if any, which the Company or Subsidiary is required to withhold with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

         (e) CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an

Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or a Subsidiary.

         (f) DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

         (g) PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

         (h) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (i) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

         (j) FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

         (k) NONTRANSFERABILITY. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; PROVIDED, HOWEVER, the Committee may, in its sole discretion, allow for transfer of Awards other than Incentive Stock Options to other persons or entities, subject to such conditions or limitations as it may establish.

         (l) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

         (m) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

         (n) EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         (o) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (p) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         (q) TERMINATION OF EMPLOYMENT. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

11.      CHANGES IN CAPITAL STRUCTURE

         Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards under the Plan, the number of shares of Stock subject to outstanding Awards and the maximum number of shares of Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) for any other reason which the Committee, in its sole discretion, determines otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment to Incentive Stock Options under this Section 11 shall take into account that adjustments which constitute a "modification" within the meaning of Section 424(h)(3) of the Code may have an adverse tax impact on such Incentive Stock Options and the Committee may, in its sole discretion, provide for a different adjustment or no adjustment in order to preserve the tax effects of Incentive Stock Options. Unless otherwise determined by the Committee, in its sole discretion, any adjustments or substitutions under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under
Section 162(m) of the Code, such adjustments or substitutions shall, unless otherwise determined by the Committee in its sole discretion, be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

         Notwithstanding the above, in the event of any of the following:

                           A. The Company is merged or consolidated with another
                  corporation or entity;

                           B. All or substantially all of the assets of the
                  Company or the Common Stock are acquired by another person or entity;

                           C. The reorganization or liquidation of the Company;
                  or

                           D. The Company shall enter into a written agreement
                  to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 day's advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or Stock, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event. The terms of this Section 11 may be varied by the Committee in any particular Award agreement.

12.      EFFECT OF CHANGE IN CONTROL

         Except to the extent reflected in a particular Award agreement:

         (a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options or Restricted Stock, such Option shall become immediately exercisable with respect to 100% of the shares subject to such Option, and the Restricted Period shall expire immediately with respect to 100% of such shares of Restricted Stock.

         (b) In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire. The Committee shall have full authority and discretion to interpret this Section 12 and to implement any course of action with respect to any Award so as to satisfy the intent of this provision.

         (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

13.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

14.      AMENDMENTS AND TERMINATION

         The Board may at any time terminate the Plan. Subject to Section 11, with the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; PROVIDED, HOWEVER, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would:

         (a) Materially increase the maximum number of shares of Stock which may be issued pursuant to Awards, except as provided in Section 11;

         (b) Extend the maximum Option Period;

         (c) Extend the termination date of the Plan; or

         (d) Change the class of persons eligible to receive Awards under the Plan.

                                  *    *    *

As adopted by the Board of Directors
of P&F Industries, Inc. as of April 18, 2002

By:
   --------------------
Title:
      -----------------

PROXY

                              P&F INDUSTRIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 2002

         The undersigned hereby appoints RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR., or either one of them, attorney with full power of substitution and revocation to each, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the Class A Common Stock of the undersigned in P&F Industries, Inc. at the Annual Meeting of Stockholders to be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York on Wednesday, May 29, 2002 at 10 a.m. and at any adjournment thereof, for the following matters.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

                  (Continued, and to be signed on reverse side)

/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

          FOR THE NOMINEES LISTED                  WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE              TO VOTE FOR THE NOMINEES
             CONTRARY BELOW)                         LISTED BELOW
               /      /                               /        /

                                                  NOMINEES:  Robert L. Dubofsky
                                                             Neil Novikoff
                                                             Marc A. Utay


1.       Election of three
         directors, as set
         forth to right, for
         a term of three years
         (expiring in 2005) and until their
         successors are duly elected and qualified.


INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S
NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------

2.    Approval of the P&F Industries, Inc.              FOR   AGAINST   ABSTAIN
      2002 Stock Incentive Plan                         / /     /  /     /  /

3.    Ratification of the selection of auditors.        FOR   AGAINST   ABSTAIN
                                                        / /     /  /     /  /

4.    In their discretion upon any other matters        FOR   AGAINST   ABSTAIN
      which may properly come before the meeting.       / /     /  /     /  /

      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.

      IMPORTANT - PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 29, 2002.


SIGNATURE(S)____________________________________ DATE____________, 2002
NOTE: Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name shown, including the case of joint tenants, each party should sign.